U.S. SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                            FORM 8-K
      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): Janaury 5, 2001

               COMMISSION FILE NUMBER:

               Innovative Software Technologies, Inc.
      (Exact name of registrant as specified in its charter)

            California                            95-4691878
--------------------------------------       ----------------
(State or jurisdiction of incorporation      (I.R.S. Employer
or organization                               I.D. No.)

Room 1502, Sunning Court, Hoi Ping Road
Causeway Bay, Hong Kong
(Address of principal executive offices)          (Zip Code)
--------------------------------------       ----------------
Registrant's telephone number: 852-2808-4329

                    827 State Street, Santa Barbara, CA 93101
 (Former name or former address, if changed since last report)












[CAPTION]
Item 1.    Changes in Control of Registrant

     On or about January 5, 2001, Jeffrey Volpe and Agata Gotova assigned all of their shares in the company to Cassandra Dean-Rankin and Alan George Dean, for the aggregate sum of $25,000.

     On or about January 5, 2001, Jeffrey Volpe and Agata Gotova resigned as officers and directors of the company and were replaced by Cassandra Dean-Rankin and Alan George Dean.


Item 2.    Acquisition or Disposition of Assets

Not applicable.

Item 3.    Bankruptcy or Receivership

           Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant

           Not Applicable

Item 5.    Other Events

     As a result of the share sale, the company added a director to its board of directors and effected a change in management, as follows:

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS;
          COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Name                     Age                 Position

Cassandra Dean-Rankin    37                  President, Director

Alan Dean                73                  Secretary, Treasurer,
                                             Director

Cassandra Dean-Rankin. Ms. Dean-Rankin is the current President and Direcotr of the company since January 6, 2001. She is the current owner of Orient Rich Enterprise, and import-export company specializing in beauty and health products throughout Asia and Australia. Since 1990, she has worked as regional sales and marketing director for Phillip Wain International. From 1989 through February, 1990, she was employed for Lis Claiborne.

Alan Dean. Mr. Dean is the current Secretary, Treasurer and Director of the company since January 6, 2001. He is a retired Royal Australian Naval Officer.


    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The following table sets forth certain information regarding the beneficial ownership of the shares of Common Stock of Russian Imports as of the date of this disclosure(1), by (I) each person who is known by Russian Imports to be the beneficial owner of more than five percent (5%) of the issued and outstanding shares of common stock, (ii) each of Nortech's directors and executive officers, and (iii) all directors and executive officers as a group.

Name and Address              Number of Shares          Percentage Owned
________________              ________________          ________________

Cassandra Dean-Rankin         438,000                  10.16%
Room 1502, Sunning Court
Hoi Ping Road
Causeway Bay, Hong Kong

Alan George Dean              438,000                  10.16%
14 Curlew Street, Woorim
Birbie Island, QLD 4507

Officers and Directors as a
Group                         876,000                  20.32%


Based on outstanding shares of 4,309,320



Item 6.    Resignations of Registrant's Directors

           Effective January 5, 2001, Jeffrey Volpe and Agata Gotova resigned as officers and directors of the company.

Item 7.    Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired.

    Not applicable.

     (b) Pro forma Financial Information.

    Not applicable.

       Exhibits.

     There is attached hereto the following exhibits:

     Exhibit 1.     Resignation of Jeffrey Volpe

     Exhibit 2.     Resignation of Agata Gotova



                           SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2001

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.

/Cassandra Dean-Rankin/
-----------------------------
By: Cassandra Dean-Rankin
    President



[CAPTION]
EXHIBIT 1.

I hereby resign as an officer and director of Innovative Software
Technologies, Inc. as of January 5, 2001.

                                        /Jeffrey Volpe/

[CAPTION]
Exhibit 2.

I hereby resign as an officer and director of Innovative Software
Technologies, Inc. as of January 5, 2001.

                                        /Agata Gotova/